Long-Term Debt	12 Months Ended
Dec. 31, 2012
Long-Term Debt
13.	Long-Term Debt

The Company’s Long-term debt is recorded at amortized cost. The carrying value and fair value of such Long-term debt is as follows (in thousands):

	DECEMBER 31, 2012		DECEMBER 31, 2011
	CARRYING AMOUNT	FAIR VALUE	CARRYING AMOUNT	FAIR VALUE
Term Credit Agreement	$100,000	$100,000	$100,000	$100,000
Convertible Notes	338,753	332,003	324,338	287,505

Total	438,753	432,003	424,338	387,505
Less: Current portion recorded in Accrued expenses and other liabilities	50,000	50,000	—	—

Total Long-term debt	$388,753	$382,003	$424,338	$387,505

The carrying value of the Term Credit Agreement approximates fair value as it is not materially sensitive to shifts in interest rates due to its floating interest rate, which also considers changes in the Company’s credit risks and financial condition. The fair value of the Convertible Notes is based upon the value of such debt in the secondary market. The Term Credit Agreement and the Convertible Notes would both be categorized as Level 2 in the fair value hierarchy if they were required to be recorded at fair value.

Credit Agreements

On June 29, 2011, the Company, as borrower, entered into a $100.0 million three-year Term Loan Credit Agreement (the “Term Credit Agreement”) with a consortium of banks. The Company, as guarantor, also entered into a $200.0 million one-year Revolving Credit Agreement (the “Revolving Credit Agreement” and together with the Term Credit Agreement, the “Credit Agreements”) with the same consortium of banks with Knight Execution & Clearing Services LLC (“KECS”) and Knight Capital Americas, L.P., wholly-owned subsidiaries of the Company, as borrowers. The Revolving Credit Agreement was renewed with substantially the same consortium of banks on substantially the same terms and conditions on June 27, 2012 and will expire on June 26, 2013. As a result of the consolidation of Knight Capital Americas, L.P. into KECS as of June 30, 2012, and the subsequent renaming of KECS to Knight Capital Americas LLC (“KCA”), KCA is now the sole borrower under the Revolving Credit Agreement. In December 2012, the Company entered into amendments to the Term Credit Agreement and Revolving Credit Agreement. These amendments were made to clarify the treatment of losses related to securities transactions and amend certain other provisions described therein.

Term Credit Agreement

The proceeds of the Term Credit Agreement are being used for general corporate purposes. As of December 31, 2012, the Company has borrowed all the funds under the Term Credit Agreement. Borrowings under the Term Credit Agreement bear interest at variable rates as determined at the Company’s election, at LIBOR or a base rate, in each case, plus an applicable margin of (a) for each LIBOR loan, 2.50% or 3.00% per annum or (b) for each base rate loan, 1.50% or 2.00% per annum (in each case, depending on the Company’s leverage ratio). As of December 31, 2012, the interest rate was 2.72% per annum, which is based on the one month LIBOR rate plus 2.50%. Interest is paid monthly. The Term Credit Agreement is repayable in three installments as follows: $25.0 million on June 28, 2013, $25.0 million on December 27, 2013 and $50.0 million on June 27, 2014.

Under the Term Credit Agreement, substantially all of the Company’s material subsidiaries (the “Guarantors”), other than its foreign subsidiaries, excluded regulated subsidiaries (which include registered broker-dealer subsidiaries) and subsidiaries thereof, guarantee the repayment of loans made pursuant to the Term Credit Agreement. The Term Credit Agreement is secured by substantially all of the assets of the Company and the Guarantors unless and until the Company obtains an investment grade rating.

Revolving Credit Agreement

The Revolving Credit Agreement comprises two classes of loans: Borrowing Base A and Borrowing Base B both of which are available to KCA and may be used to meet the short-term liquidity needs of KCA arising in the ordinary course of clearing and settlement activity. The proceeds of the Borrowing Base B Loans can only be used to fund National Securities Clearing Corporation (“NSCC”) margin deposits.

Borrowings under the Revolving Credit Agreement bear interest at a rate equal to the greater of the federal funds rate or the one month LIBOR rate plus (a) for each Borrowing Base A Loan, a margin of 1.50% per annum and (b) for each Borrowing Base B Loan a margin of 2.00% per annum. Interest is payable quarterly. On August 6, 2012, the Company drew down $200.0 million under the Revolving Credit Agreement for both a Borrowing Base A and Borrowing Base B Loan and repaid the full amount of each loan on August 7, 2012. As of December 31, 2012 and December 31, 2011, there were no outstanding borrowings under the Revolving Credit Agreement.

The Company is charged an annual commitment fee of 0.25% on the average daily amount of the unused portion of the Revolving Credit Agreement. Depending on each borrowing base, availability under the Revolving Credit Agreement is limited to either (i) a percentage of the market value of temporary positions pledged as collateral in the case of Borrowing Base A Loans, or (ii) a percentage of the margin deposit required by the NSCC in the case of Borrowing Base B Loans.

Among other restrictions, the Credit Agreements include customary representations, warranties, affirmative and negative covenants related to (a) liens, (b) financial covenant requirements for maintaining a consolidated leverage ratio and a liquidity ratio, as well as requirements for maintaining minimum levels of tangible net worth and regulatory capital, and (c) restrictions on investments, dispositions and other restrictions and events of default customary for financings of these types. As of December 31, 2012, the Company was in compliance with all covenants under the Credit Agreements.

In connection with the Credit Agreements, the Company incurred issuance costs of $2.2 million. The issuance costs are recorded within Other assets on the Consolidated Statements of Financial Condition and are being amortized over the term of the Credit Agreements.

Cash Convertible Senior Subordinated Notes

In March 2010, the Company issued $375.0 million of Cash Convertible Senior Subordinated Notes (the “Notes”) due on March 15, 2015 in a private offering exempt from registration under the Securities Act of 1933, as amended. At the same time, the Company entered into hedge transactions effected through the purchase of options and sale of warrants designed to limit shareholder dilution up to a price of $31.50 per share.

The Notes bear interest at a rate of 3.50% per year, payable semi-annually in arrears, on March 15 and September 15 of each year, commencing on September 15, 2010 and will mature on March 15, 2015, subject to earlier repurchase or conversion. In connection with the issuance of the Notes, the Company recognized an original issue discount of $73.8 million which is being accreted to interest expense over the term of the Notes, resulting in an effective annual interest rate of the Notes of approximately 7.90%. The Notes, net of unamortized original issue discount are reported as Long-term debt in the Company’s Consolidated Statements of Financial Condition.

Prior to December 15, 2014, the Notes will be convertible into cash only upon specified events which are based upon the price of the Company’s common shares and of the Notes or upon the occurrence of specified corporate events. On or after December 15, 2014, the Notes will be convertible at any time, based on an initial conversion rate of 47.9185 shares of the Company’s Class A common stock per $1,000 principal amount of Notes, which is equivalent to an initial conversion price of approximately $20.87 or a conversion premium of approximately 32.5% over the closing sale price of $15.75 per share of the Company’s Class A common stock on the Nasdaq Global Select Market on March 15, 2010. The conversion rate and conversion price will be subject to adjustment in certain events, such as distributions of dividends or stock splits. Upon cash conversion, the Company will deliver an amount of cash calculated over the applicable observation period. The Company will not deliver its common stock (or any other securities) upon conversion under any circumstances. In addition, following certain corporate events that occur prior to the maturity date, the Company will pay a cash make-whole premium by increasing the conversion rate for a holder who elects to convert its Notes in connection with such a corporate event in certain circumstances. Subject to certain exceptions, holders may require the Company to repurchase, for cash, all or part of the Notes upon a “fundamental change” at a price equal to 100% of the principal amount of the Notes being repurchased plus any accrued and unpaid interest.

Concurrent with the sale of the Notes, the Company paid $73.7 million to enter into privately negotiated cash convertible note hedge transactions (the “purchased call options”) with affiliates of the initial purchasers of the Notes and another financial institution (the “option counterparties”) that are expected generally to reduce the Company’s exposure to potential cash payments in excess of the principal amount of the Notes that may be required to be made by the Company upon the cash conversion of the Notes under certain conditions. The purchased call options cover, subject to adjustments, approximately 18 million shares of the Company’s Class A common stock at a strike price of $20.87 and are expected to reduce the Company’s economic exposure to potential cash payments in the event that the market price per share of the Company’s Class A common stock is greater than the conversion price of the Notes. The purchased call options were recorded as an asset within Financial instruments owned, at fair value on the Consolidated Statements of Financial Condition and are accounted for as derivative instruments under GAAP. As of December 31, 2012, the fair value of the purchased call options was $0.2 million.

In connection with the sale of the Notes, the Company also entered into separate warrant transactions with the option counterparties whereby the Company sold to the option counterparties, for $15.0 million, warrants (the “warrants”) to purchase shares of the Company’s Class A common stock, subject to adjustments, at a strike price of $24.10 per share, which represents a premium of approximately 100% over the closing price of the Company’s Class A common stock on March 15, 2010. The warrants are net share settled, meaning that the Company will issue a number of shares per warrant having a value equal to the difference between the share price at each warrant expiration date and the strike price; however, at the discretion of the Company, the Company may elect to settle the warrants in cash. If the market price per share of the Company’s Class A common stock exceeds the strike price of the warrants over the warrants’ exercise period and the Company elects net share settlement, the warrants would have a dilutive effect on the Company’s Class A common stock. The warrants may not be exercised prior to the maturity of the Notes. The warrants have been recorded as Additional paid-in capital in the Consolidated Statements of Financial Condition. The warrants also meet the criteria of derivative instruments under GAAP; however, because the warrants are indexed to the Company’s Class A common stock and are recorded within Equity in the Consolidated Statements of Financial Condition, the warrants are exempt from the scope and fair value provisions of GAAP related to accounting for derivative instruments.

The requirement that the Company settle conversions of the Notes entirely in cash gives rise to a bifurcatable derivative instrument under GAAP (the “embedded conversion derivative”). The initial valuation of the embedded conversion derivative was $73.8 million, and was recorded as a liability within Financial instruments sold, not yet purchased, at fair value on the Consolidated Statements of Financial Condition. As of December 31, 2012, the fair value of the embedded conversion derivative was $0.2 million.

Both the purchased call options and the embedded conversion derivative are derivative instruments and as such are marked to fair value each reporting period with any change recognized on the Consolidated Statements of Operations as Investment income (loss) and other, net. The Company expects the gain or loss associated with changes to the valuation of the purchased call options to substantially offset the gain or loss associated with changes to the valuation of the embedded conversion derivative.

In connection with the issuance of the Notes, the Company incurred issuance costs of $8.5 million. The issuance costs are being recorded within Other assets on the Consolidated Statements of Financial Condition and are amortized over the term of the Notes. The Company recorded expenses with respect to the Long-term debt as follows (in thousands):

	FOR THE YEAR ENDED DECEMBER 31,
	2012	2011	2010
Interest expense	$30,340	$27,801	$19,646
Amortization of debt issuance cost (1)	3,041	2,413	1,347
Commitment fee (1)	526	255	—

Total	$33,907	$30,469	$20,993

(1)	Included in Other expense.

If the proposed Merger with GETCO is completed (See Footnote 5 “Merger Agreement with GETCO Holding Company, LLC”) it is intended that the Credit Agreements and the Cash Convertible Senior Subordinated Notes will be paid in full. The amounts that would be payable as of December 31, 2012 comprise $100.0 million for the Credit Agreements, which is equal to the carrying amount of this liability at December 31, 2012, and $375.0 million for the Cash Convertible Senior Subordinated Notes, which is equal to the $338.8 million carrying value of this liability plus $36.2 million of unamortized original issue discount at December 31, 2012.